In-process research and development asset:	12 Months Ended
Dec. 31, 2022
In-process research and development asset:
In-process research and development asset:

7.    In-process research and development asset:

As at December 31, 2022 and 2021, the aggregate carrying value of the in process research and development (“IPR&D”) asset related to camlipixant (BLU-5937) amounted to $50,100. The IPR&D asset related to BLU-5937 is accounted for as an indefinite-life intangible asset until the project, currently in its clinical phase, is completed or abandoned, at which point it will be amortized or impaired, respectively.

On March 25, 2020, the Company closed an asset purchase and sale agreement to acquire all of the remaining camlipixant and related P2X3 antagonists intellectual property assets from adMare BioInnovations’ NEOMED Institute, which is accounted for as an acquisition of assets. In consideration of the foregoing, the Company issued to adMare and AstraZeneca AB an aggregate of 4,770,000 BELLUS Health common shares from treasury, having an aggregate fair value of $47,749 at the date of the closing of the transaction, calculated using the average of the BELLUS Health’s March 25, 2020 opening and closing share price, plus a cash consideration paid to adMare of $352 (CAD $500). This acquisition was accounted for as a non-employee share-based payment transaction and measured using the consideration transferred by the Company. As at December 31, 2022 and 2021, the carrying amount of the IPR&D asset related to camlipixant did not exceed its estimated recoverable amount. The Company assesses at each reporting date whether there is an indication that the asset may be impaired. The recoverability of this asset is dependent on successfully developing this project and achieving the expected future revenues from commercialization.